General New York
Municipal Money
Market Fund

ANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York
                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Money Market Fund, covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Yields on tax-exempt money market instruments generally rose during the first half of the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates. However, during the second half of the period, short-term tax-exempt rates were relatively stable. Since its May meeting, the Fed has refrained from raising rates further because of slowing economic growth. In addition to the moderating effects of the Fed's previous rate hikes, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the relative safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in General New York Municipal Money Market Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000

2


DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did General New York Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2000, the fund's Class A shares produced an annualized yield of 3.30%, and Class B shares provided a 3.00% annualized yield. Taking into account the effects of compounding, the fund's Class A and Class B shares provided annualized effective yields of 3.35% and 3.04%, respectively, during the same period.(1)

We attribute the fund's performance to its relatively long average maturity, which enabled us to lock in then prevailing yields for as long as practical.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New York issuers. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to
maintain   then   current   yields   for   as  long  as  we  believe
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

 What other factors influenced the fund's performance?

The fund was positively influenced over the past year by rising interest rates. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its February, March and May 2000 meetings. However, tax-exempt yields later declined modestly when the Fed did not change interest rates at subsequent meetings in June, August, October and November of 2000. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy.

Despite slower growth, the continuing strength of the U.S. and New York economies generally helped keep the state' s tax-exempt money market yields relatively low compared to yields of other states' tax-exempt money market instruments. New York and its municipalities enjoyed higher tax revenues, curtailing their need to borrow. At the same time, demand has been strong from New York residents seeking to protect their wealth from stock market volatility. When demand rises and supply falls, prices of existing fixed-income securities
generally    tend    to    move    higher.

Throughout most of the reporting period, we maintained an average maturity that was generally longer than the average for the fund's Lipper category. This positioning proved advantageous when short-term tax-exempt interest rates fell. We also extended maturities opportunistically to capture short-term yield fluctuations, such as those that typically occur in April when investors redeem short-term tax-exempt money market funds to pay their income taxes.

In addition, we increased the fund's allocation to fixed-rate municipal notes and reduced holdings of tax-exempt commercial paper and variable rate demand notes (VRDNs), which feature floating rates that are

4

reset daily or weekly. This change was designed to lock in then prevailing yields for as long as practical. We adopted a "laddered" structure for our holdings of municipal notes, with maturities that come due at different times over the next year. This strategy was designed to reduce the risk that the fund will be affected by unexpected changes in interest rates.

What is the fund's current strategy?

In our view, interest rates may fall further if the current economic slowdown continues. Accordingly, we have maintained the fund's modestly long average maturity. In our opinion, this strategy has allowed us to lock in prevailing yields and we believe help prepare the fund to weather temporary fluctuations that typically affect money market rates near year-end. Of course, markets, strategy and portfolio composition can change at any time.

December 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

November 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.0%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Clinton Central School District, GO Notes 4.625%,
11/16/2001                                                                                    5,000,000                5,011,219

Colonie Industrial Development Agency, IDR, VRDN

   (Altx Inc. Project) 4.45% (LOC; Key Bank)                                                  2,950,000  (a)           2,950,000

Corning City School District, GO Notes

   3.80%, 6/15/2001 (Insured; FSA)                                                              350,000                  349,167

Dutchess County Industrial Development Agency, Civic

  Facility Revenue, VRDN (Marist College Civic Facility)

   3.95% (LOC; Key Bank)                                                                      7,000,000  (a)           7,000,000

Erie County Water Authority, Water Revenue, VRDN

  3.90%, Series A (Insured; AMBAC and Liquidity Facility;

   National Bank of Australia)                                                                9,000,000  (a)           9,000,000

Holland Patent Central School District, GO Notes

   3.875%, 6/15/2001 (Insured; FSA)                                                             575,000                  573,855

Honeoye Central School District, BAN 4.75%, 6/15/2001                                         4,315,000                4,321,549

Town of Islip Industrial Development Agency, IDR, VRDN

   (Brentwood Distribution Co.) 4.15% (LOC; Fleet National Bank)                              1,000,000  (a)           1,000,000

Jefferson County, BAN 4.75%, 4/27/2001                                                        4,500,000                4,507,104

Long Island Power Authority, Electric Systems Revenue, CP:

  4.25%, 12/7/2000 (LOC: Bayerische Landesbank and

      Westdeutsche Landesbank)                                                                8,500,000                8,500,000

   4.25%, 12/14/2000 (LOC: Bayerische Landesbank and

      Westdeutsche Landesbank)                                                               11,000,000               11,000,000

   4.40%, 1/24/2001 (LOC: Bayerische Landesbank and

      Westdeutsche Landesbank)                                                               13,600,000               13,600,000

Metropolitan Transportation Authority, Transit Facilities

  Revenue, CP:

      4.20%, 12/7/2000 (LOC; ABN-Amro Bank)                                                  10,000,000               10,000,000

      4.30%, 2/15/2001 (LOC; ABN-Amro Bank)                                                  12,000,000               12,000,000

      4.30%, 3/21/2001 (LOC; ABN-Amro Bank)                                                   8,500,000                8,500,000

      4.35%, 3/21/2001 (LOC; ABN-Amro Bank)                                                   3,300,000                3,300,000

Middle Country Central School District, BAN 4.75%, 10/12/2001                                 2,800,000                2,808,312

Monroe County, BAN 4.50%, 7/20/2001                                                           8,000,000                8,007,104

Monroe County Industrial Development Agency, Civic Facility

  Revenue, VRDN (Heritage Christian Home Project)

   4.30% (LOC; Key Bank)                                                                      5,400,000  (a)           5,400,000

New York City:

  CP:

    4.50%, 12/13/2000 (Insured; FSA and Liquidity Facility;

         State Street Bank and Trust Co.)                                                     4,500,000                4,500,000

      4.20%, 12/14/2000 (Insured; FSA and Liquidity Facility;

         State Street Bank and Trust Co.)                                                    10,200,000               10,200,000

      RAN 5%, 4/12/2001                                                                      15,000,000               15,041,261

6

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City (continued):

  VRDN:

      4% (Insured; FGIC and Liquidity Facility; FGIC)                                         5,600,000  (a)           5,600,000

      4.15%, Series A (LOC; Kredietbank)                                                      6,500,000  (a)           6,500,000

      4.15%, Series B (Insured; MBIA and

         Liquidity Facility; Credit Agricole de Indosuez)                                     9,000,000  (a)           9,000,000

      4.20% (Insured; MBIA and Liquidity Facility; Canadian

         Imperial Bank of Commerce)                                                           1,800,000  (a)           1,800,000

      4.25%, Sub-Series E-2 (LOC; Morgan Guaranty Trust Co.)                                  7,750,000  (a)           7,750,000

      4.25%, Sub-Series E-5 (LOC; Morgan Guaranty Trust Co.)                                  9,150,000  (a)           9,150,000

New York City Housing Development Corporation, VRDN:

  MFHR (West 54th Street Development Project)

      4.15%, Series A (LOC; Key Bank)                                                        18,300,000  (a)          18,300,000

   Multi-Family Rental Housing Revenue (Monterey)

      3.80% (LOC; FNMA)                                                                      10,000,000  (a)          10,000,000

New York City Industrial Development Agency, VRDN:

  Civic Facility Revenue (Brooklyn United Methodist Project)

      3.95% (LOC; The Bank of New York)                                                       3,000,000  (a)           3,000,000

   Industrial Revenue (Korean Air Lines Co.) 4.10%, Series C

      (LOC; Citibank)                                                                         6,800,000  (a)           6,800,000

New York City Municipal Water Finance Authority

   Waterand Sewer Systems Revenue, VRDN
   4.15% (Insured; FGIC and Liquidity Facility; FGIC)                                        14,800,000  (a)          14,800,000

New York City Transitional Finance Authority, Revenues

   VRDN 3.95%, Series A-2 (Liquidity Facility;
   Bank of Nova Scotia)                                                                      20,000,000  (a)          20,000,000

New York City Trust, Cultural Resources Revenue, VRDN

  (American Museum of Natural History) 3.90%, Series A

   (Insured; MBIA and Liquidity Facility; Credit Suisse)                                      3,000,000  (a)           3,000,000

New York Dorm Authority, Revenues, VRDN:

   (Glen Eddy Inc.) 4% (LOC; Fleet National Bank)                                             5,000,000  (a)           5,000,000

   (Miriam Osborn Memorial Home) 4.10%, Series B

      (LOC; Manufacturers and Traders Bank)                                                   9,840,000  (a)           9,840,000

New York State Energy Research and Development Authority

  PCR:

    (New York State Electric and Gas) 3.90%, Series D

         (LOC; Fleet National Bank)                                                          11,700,000               11,700,000

      VRDN (Niagara Mohawk Power Corp):

         4.15% (LOC; Bank One Corp.)                                                          2,100,000  (a)           2,100,000

         4.50% (LOC; Toronto-Dominion Bank)                                                   4,700,000  (a)           4,700,000

         4.55%, Series A (LOC; Morgan Guaranty Trust Co.)                                     3,500,000  (a)           3,500,000

         4.55%, Series B (LOC; Morgan Guaranty Trust Co.)                                     5,000,000  (a)           5,000,000

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Housing Finance Agency:

   Service Contract Obligation Revenue 7.30%, 9/15/2001                                       4,700,000  (b)           4,898,744

   Housing Revenue, VRDN:

      4.15%, Series A (LOC; FNMA)                                                            10,000,000  (a)          10,000,000

      (Normandie Court I Project) 4% (LOC; Landesbank Hessen)                                 7,800,000  (a)           7,800,000

New York State Local Government Assistance Corporation

  Sales Tax Revenue:

      7%, 4/1/2001                                                                            3,000,000  (b)           3,085,989

      VRDN 3.80%, Series B (LOC: Bayerische Landesbank

         and Westdeutsche Landesbank)                                                         9,700,000  (a)           9,700,000

New York State Medical Care Facilities Finance Agency

  Revenues, Pooled Equipment Loan Program, VRDN:

      3.90%, Series 1 (LOC; Chase Manhattan Bank)                                             1,100,000  (a)           1,100,000

      3.95%, Series II-A (LOC; Chase Manhattan Bank)                                          3,270,000  (a)           3,270,000

Newark Central School District, BAN 4.50%, 1/26/2001                                          9,000,000                9,002,630

Niagara County Industrial Development Agency, SWDR, VRDN

  (American Refunding Fuel Co.) 4.10%, Series C

   (LOC; Chase Manhattan Bank)                                                               15,000,000  (a)          15,000,000

Norwich, BAN 4.625%, Series A, 3/29/2001                                                      2,000,000                2,001,206

Oneida County Industrial Development Agency, IDR, VRDN

   (CMB Oriskany) 4.50% (LOC; The Bank of New York)                                           2,800,000  (a)           2,800,000

Onondaga County Industrial Development Agency, IDR, VRDN

   (Edgecomb Metals Co. Project) 4.20% (LOC; Wells Fargo Bank)                                2,000,000  (a)           2,000,000

Oswego City School District, TAN 5%, 12/28/2000                                               3,000,000                3,001,295

Pearl River Union Free School District, BAN 4.75%, 8/31/2001                                  2,800,000                2,808,419

Port Authority New York and New Jersey, Special Obligation

  Revenue, Versatile Structure Obligation, VRDN:

      4.10%, Series 2 (LOC; Morgan Guaranty Trust Co.)                                        7,000,000  (a)           7,000,000

      4.10%, Series 3 (Liquidity Facility; Morgan Guaranty

         Trust Co. )                                                                          1,500,000  (a)           1,500,000

      4.20% (Liquidity Facility; Bank of Nova Scotia)                                         4,800,000  (a)           4,800,000

Richfield Springs Central School District, GO Notes

   4.50%, 2/23/2001                                                                           4,000,000                4,001,891

Rochester, BAN 4.50%, 3/7/2001                                                                5,000,000                5,003,785

Sullivan County, BAN 4.625%, 9/14/2001                                                        4,000,000                4,009,782

West Genesee Central School District:

   BAN 4.75%, 4/20/2001                                                                       2,500,000                2,503,394

   GO Notes 3.875%, 6/15/2001 (Insured; FGIC)                                                   225,000                  224,552

8

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Yonkers Industrial Development Agency, Civic Facilities

  Revenue, Consumer Union Facilities, VRDN 3.95% (Insured;

   AMBAC and Liquidity Facility; Dexia--Credit Locale de France)                              3,100,000  (a)           3,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $413,719,871)                                                             99.0%              413,721,258

CASH AND RECEIVABLES (NET)                                                                         1.0%                3,992,477

NET ASSETS                                                                                       100.0%              417,713,735

                                                                                                     The Fund  9


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond                   LOC              Letter of Credit
                    Assurance Corporation
                                                           MBIA             Municipal Bond Investors
                                                                            Assurance Insurance
                                                                            Corporation

BAN              Bond Anticipation Notes                   MFHR             Multi-Family Housing Revenue

CP               Commercial Paper                          PCR              Pollution Control Revenue

FGIC             Financial Guaranty Insurance              RAN              Revenue Anticipation Notes
                    Company

FNMA             Federal National Mortgage Association     SWDR             Solid Waste Disposal Revenue

FSA              Financial Security Assurance              TAN              Tax Anticipation Notes

GO               General Obligation                        VRDN             Variable Rate Demand Notes

IDR              Industrial Development Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 81.4

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        5.0

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    13.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT NOVEMBER 30, 2000, THE FUND HAD$124,796,623 (29.9% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM CITY-MUNICIPAL GENERAL OBLIGATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           413,719,871   413,721,258

Cash                                                                  1,311,329

Interest receivable                                                   2,939,132

Prepaid expenses                                                         21,650

                                                                    417,993,369
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           233,250

Accrued expenses                                                         46,384

                                                                        279,634
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      417,713,735
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     417,770,519

Accumulated net realized gain (loss) on investments                    (58,171)

Accumulated gross unrealized appreciation on investments                  1,387
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      417,713,735

NET ASSET VALUE PER SHARE

                                                           Class A     Class B
--------------------------------------------------------------------------------

Net Assets ($)                                         381,657,968   36,055,767

Shares Outstanding                                     381,723,060   36,055,527
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  11

STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,904,083

EXPENSES:

Management fee--Note 2(a)                                            2,250,330

Shareholder servicing costs--Note 2(c)                                 704,695

Distribution fees (Class B)--Note 2(b)                                 150,578

Prospectus and shareholder servicing costs                              66,617

Professional fees                                                       49,428

Custodian fees                                                          46,387

Registration fees                                                       25,760

Trustees' fees and expenses--Note 2(d)                                  19,144

Miscellaneous                                                           11,640

TOTAL EXPENSES                                                       3,324,579

Less--reduction in shareholder servicing costs
  due to undertaking--Note 2(c)                                       (63,433)

NET EXPENSES                                                         3,261,146

INVESTMENT INCOME--NET                                              14,642,937
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION ON INVESTMENTS--NOTE 1(B) ($):               1,387

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,644,324

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,642,937           10,589,082

Net unrealized appreciation
   (depreciation) on investments                    1,387                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,644,324           10,589,082
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (12,421,980)          (9,378,973)

Class B shares                                (2,220,957)          (1,210,109)

TOTAL DIVIDENDS                              (14,642,937)         (10,589,082)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share)

Net proceeds from shares sold:

Class A shares                                836,516,622         919,904,202

Class B shares                                258,357,225         184,564,048

Dividends reinvested:

Class A shares                                 11,977,017           9,041,654

Class B shares                                  2,169,435           1,209,242

Cost of shares redeemed:

Class A shares                              (844,952,423)        (955,884,385)

Class B shares                              (317,757,875)        (139,483,517)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (53,689,999)          19,351,244

TOTAL INCREASE (DECREASE) IN NET ASSETS      (53,688,612)          19,351,244
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           471,402,347          452,051,103

END OF PERIOD                                 417,713,735          471,402,347

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .033           .024           .027           .029          .028

Distributions:

Dividends from investment income--net                          (.033)         (.024)         (.027)        (.029)         (.028)

Net asset value, end of period                                   1.00           1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.36           2.45           2.77          2.98          2.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .67            .68            .68           .66           .68

Ratio of net investment income
   to average net assets                                         3.31           2.42           2.74          2.94          2.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         381,658        378,115        405,054       440,750       507,537

SEE NOTES TO FINANCIAL STATEMENTS.

14
                                                                                       Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .030           .021           .024           .027          .025

Distributions:

Dividends from investment income--net                          (.030)         (.021)         (.024)         (.027)         (.025)

Net asset value, end of period                                   1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.05           2.12           2.47          2.68           2.55
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .98            .98            .98           .95            .95

Ratio of net investment income
   to average net assets                                         2.94           2.14           2.44          2.64           2.47

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .08            .10            .08           .08           .16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          36,056         93,287         46,997        42,169        36,199

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The  fund's  financial  statements  are  prepared in accordance with accounting
principles    generally    accepted    in    the    United    States,    which

16

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $33,295, during the period ended November 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the
                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $58,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $39,000 of the carryover expires in fiscal 2002 and $19,000 expires in fiscal 2003.

During the period ended November 30, 2000, the fund reclassified $8,068 between accumulated net realized gain (loss) on investments and paid-in capital due to the expiration of capital loss carryovers. The results of operations and net assets were not affected by the reclassification.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and
statements    of    additional    information    and    of

18

implementing and operating the Class B Distribution Plan. In addition, Class B shares reimburse the distributor for payments made to third parties for distributing Class B shares at an annual rate of .20 of 1% of the value of the average daily net assets. During the period ended November 30, 2000, Class B shares were charged $150,578 pursuant to the Distribution Plan, of which $105,274 was paid to DSC.

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, Class A shares were charged $317,560 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of their services. The
distributor   determines   the   amounts   to   be   paid  to  Service  Agents.

The Manager had undertaken from December 1, 1999 through November 30, 2000, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded .98 of 1% of the value of the average daily net assets of Class B, the Manager would reimburse
the    expenses    of    the
                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under such Class B Shareholder Services Plan. During the period ended November 30, 2000, Class B shares were charged $188,223, of which $63,433 was reimbursed by the Manager. Under the Class B Shareholder Services Plan, $131,593 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $102,350 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General New York Municipal Money Market Fun

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General New York Municipal Money Market Fund as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles. generally accepted in the United States.


                                              [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York
January 4, 2001

                                                             The Fund 21


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).
22

NOTES

                        For More Information

                        General New York Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  574AR0011